                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       0-028176                 36-1433610
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                  60606
     (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.


         On February 13, 2004, the Company issued a press release confirming that a securities fraud action was filed against it and certain of its officers in the U.S. District Court for the Northern District of Illinois on February 12, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

         99.1     Press Release dated February 13, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHITEHALL JEWELLERS, INC.
                                                       (Registrant)


                                                 By: /s/ John R. Desjardins
                                                     --------------------------
                                                     John R. Desjardins
                                                     Executive Vice President
                                                     and Chief Financial Officer
Date:  February 13, 2004

                                  EXHIBIT INDEX

           The following exhibit is furnished herewith as noted below.

           Exhibit No.     Exhibit

           99.1            Press Release dated February 13, 2004.